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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                              95-3571558
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                              identification no.)

700 South Flower Street
Suite 500
Los Angeles, California                                         90017
(Address of principal executive offices)                      (Zip code)

                           ---------------------------

                   Tortoise North American Energy Corporation
               (Exact name of obligor as specified in its charter)

Maryland                                                      20-2195432
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                            identification no.)
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas                                           66210
 (Address of principal executive offices)                     (Zip code)
                           ---------------------------

                                 Tortoise Notes
                       (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   General information. Furnish the following information as to the trustee:

     (a)  Name and address of each examining or  supervising  authority to which it is subject.

--------------------------------------------------------------------------------

                  Name                                    Address
--------------------------------------------------------------------------------
     Comptroller of the Currency
     United States Department of the
     Treasury                                    Washington, D.C. 20219

     Federal Reserve Bank                        San Francisco, California 94105

     Federal Deposit Insurance Corporation       Washington, D.C. 20429

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If  the  obligor  is an  affiliate  of  the  trustee,  describe  each  such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission,  are incorporated  herein by  reference as an exhibit  hereto,  pursuant to Rule
     7a-29  under the Trust  Indenture  Act of 1939  (the  "Act")  and 17 C.F.R.
     229.10(d).

     1.   A copy of the  articles of  association  of The Bank of New York Trust
          Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement
          No. 333-121948).

     2.   A copy  of  certificate  of  authority  of  the  trustee  to  commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No.
          333-121948).

     3.   A copy of the authorization of the trustee to exercise corporate trust powers.  (Exhibit 3 to Form T-1 filed with Registration  Statement No.
          333-121948).

     4.   A copy of the existing by-laws of the trustee.  (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

     6.   The  consent of the  trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          333-121948).

     7.   A copy of the latest  report of  condition  of the  Trustee  published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the trustee,  The Bank of New York
Trust Company, N.A., a banking association organized and existing under the laws of the United States of America,  has duly caused this  statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in
The City of Chicago, and State of Illinois, on the 13th day of February, 2006.

                                       THE BANK OF NEW YORK TRUST
                                       COMPANY, N.A.

                                       By:  /S/ J. BARTOLINI
                                          --------------------------------------
                                       Name:  J. BARTOLINI
                                       Title: VICE PRESIDENT

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
          of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

         At the close of business  September  30, 2005,  published in accordance with Federal regulatory authority instructions.
                                                                          Dollar
                                                                         Amounts
                                                                    in Thousands
ASSETS

Cash and balances due from
    depository institutions:
    Noninterest-bearing balances
      and currency and coin............................................    4,137
    Interest-bearing balances..........................................        0
Securities:
    Held-to-maturity securities........................................       70
    Available-for-sale securities......................................   62,090
Federal  funds sold and securities purchased under agreements to resell:
    Federal funds sold ................................................   41,000
    Securities purchased under agreements to resell....................   84,000
Loans and lease financing receivables:
    Loans and leases held for sale.....................................        0
    Loans and leases,
      net of unearned income...........................................        0
    LESS: Allowance for loan and
      lease losses.....................................................        0
    Loans and leases, net of unearned
      income and allowance ............................................        0
Trading assets.........................................................        0
Premises and fixed assets (including
    capitalized leases)................................................    4,259
Other real estate owned................................................        0
Investments in unconsolidated
    subsidiaries and associated
    companies..........................................................        0
Customers' liability to this bank
    on acceptances outstanding.........................................        0
Intangible assets:
    Goodwill   ........................................................  242,352
    Other Intangible Assets ...........................................   16,506
Other assets...........................................................   39,787
                                                                         -------
Total assets........................................................... $494,201
                                                                        ========

LIABILITIES

Deposits:
    In domestic offices................................................    3,361
    Noninterest-bearing................................................    3,361
    Interest-bearing...................................................        0
Not applicable
Federal funds purchased and securities
    sold under agreements to repurchase:
    Federal funds purchased............................................        0
    Securities sold under agreements to repurchase.....................        0
Trading liabilities....................................................        0
Other borrowed money:
    (includes mortgage indebtedness
    and obligations under capitalized
    leases)............................................................   58,000
Not applicable
Bank's liability on acceptances
    executed and outstanding...........................................        0
Subordinated notes and debentures......................................        0
Other liabilities......................................................   61,271
Total liabilities...................................................... $122,632
                                                                         =======
Minority interest in consolidated subsidiaries.........................        0

EQUITY CAPITAL

Perpetual preferred stock and related surplus..........................        0
Common stock...........................................................    1,000
Surplus (exclude all surplus related to preferred stock)...............  294,125
Retained earnings......................................................   76,716
Accumulated other comprehensive
    income.............................................................     -272
Other equity capital components........................................        0
                                                                        --------
Total equity capital................................................... $371,569
                                                                        --------
Total liabilities, minority interest, and equity capital............... $494,201
                                                                       =========

     I, William J. Winkelmann,  Vice President of the above-named bank do hereby declare  that this  Report of  Condition  is true and  correct to the best of my knowledge and belief.

     William J. Winkelmann    )    Vice President

     We, the undersigned directors,  attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in  conformance  with the instructions and is true and correct.

     Michael K. Klugman, President          )
     Frank P. Sulzberger, Vice President    )    Directors
                                            )